SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                   July 10, 2001


                       KANSAS CITY SOUTHERN INDUSTRIES, INC.
                       -------------------------------------
                (Exact name of company as specified in its charter)


       DELAWARE                  1-4717                   44-0663509
---------------------         -------------           -------------------
(State or other jurisdiction  (Commission file           (IRS Employer
   of incorporation)             number)              Identification Number)


                 114 West 11th Street, Kansas City, Missouri 64105
                 -------------------------------------------------
                (Address of principal executive offices) (Zip Code)


                 Company's telephone number, including area code:

                                (816) 983 - 1303

                                 Not Applicable

           (Former name or former address if changed since last report)

Item 7.     Financial Statements and Exhibits

(c)         Exhibits

            Exhibit No.                         Document

            (99)                                Additional Exhibits

            99.1 Press Release issued by Kansas City Southern Industries, Inc. dated July 10, 2001 entitled,
                                                "Kansas City Southern Industries
                                                Announces Second Quarter
                                                Meeting, Conference Call," is
                                                attached  hereto as Exhibit 99.1


Item 9.     Regulation FD Disclosure

Kansas City Southern Industries,  Inc. ("KCSI" or "Company") is furnishing under
Item 9 of this Current  Report on Form 8-K the  information  included as Exhibit
99.1 to this report. Exhibit 99.1 is the KCSI news release, dated July 10, 2001, announcing the date, time and other relevant information regarding the Company's second quarter meeting and conference call of its financial results for the three and six month periods ended June 30, 2001.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Kansas City Southern Industries, Inc.


Date: July 11, 2001                         By: /s/  Louis G. Van Horn
                                               ----------------------------
                                                    Louis G. Van Horn
                                             Vice President and Comptroller
                                             (Principal Accounting Officer)

EXHIBIT 99.1

                                                            Date: July 10, 2001


Kansas City Southern               Media Contact: William Galligan  816/983-1551
Industries, Inc.                   e-mail:        william.h.galligan@kcsr.com
114 West 11th Street
Kansas City, MO  64105

NYSE Symbol: KSU

Kansas City Southern Industries Announces Second Quarter Meeting, Conference
Call

Kansas City Southern Industries (KCSI) will report financial results for Second Quarter 2001 on Wednesday, July 25th, after the close of trading on the New York Stock Exchange.

KCSI will hold its Second Quarter 2001 earnings presentation on July 26th at 1:00 p.m. EDT. The presentation will take place at the J. P. Morgan-Chase Building, 11th floor, Conference Room C, 270 Park Avenue, New York City. Shareholders and other interested parties who are not able to attend the presentation in person are invited to listen to the presentation via telephone. To listen, please call (800) 810-0924 (domestic) or (913) 981-4900
(international), code #470073, at least five minutes prior to 1:00 p.m. EDT. The accompanying slides to the presentation will be available on the KCSI website, www.kcsi.com on July 26th. Additionally, a replay of the presentation will be available by calling (719) 457-0820 or (888) 203-1112. The replay will be available for one week.